RESTRICTED CASH	12 Months Ended
Jun. 30, 2017
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
NOTE 4 - RESTRICTED CASH

Restricted cash represents cash pledged to banks as guarantor deposits by Dongsheng Guarantee to its guarantee service customers, in the amounts to $19.9 million and $23.4 million, respectively, as of June 30, 2017 and 2016, respectively; and cash deposited with banks for Jinshang Leasing’s bank loans for the capital lease business, in the amount of to $4.4 million and $4.5 million (Note 9) as of June 30, 2017 and 2016, respectively. The banks providing loans to Dongsheng Guarantee’s guarantee service customers generally require Dongsheng Guarantee as the guarantor of the loans, to pledge a minimum cash deposit usually in the range of 10% to 20% of the guaranteed amount. The deposits are released after the guaranteed bank loans are paid off and Dongsheng Guarantee’s guarantee obligation expires which is usually within 12 months.